SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

HARTVILLE GROUP, INC.

(Name of Company as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share

(2)	Aggregate number of securities to which transaction applies:

10,114,732

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HARTVILLE GROUP, INC.

1597 NORTH MAIN STREET

NORTH CANTON OHIO 44720

(330) 305-1352

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 22, 2003

The Annual Meeting of Stockholders (the “Annual Meeting”) of Hartville Group, Inc., a Nevada corporation (the “Company”), will be held at 3:00 p.m., local time, on Monday, December 22, 2003 at 1597 North Main Street, North Canton, Ohio 44720, for the following purposes:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2004 or until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Terance L. Kelley, as the Company’s independent certified public accountant for the fiscal year ending December 31, 2003; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on November 14, 2003, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

North Canton, Ohio November 7, 2003	By Order of the Board of Directors /s/ W. Russell Smith III W. RUSSELL SMITH III CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

HARTVILLE GROUP, INC.

7551 NORTH MAIN STREET

NORTH CANTON OHIO 44720

(330) 305-1352

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hartville Group, Inc., a Nevada corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.001 per share (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m., local time, on Monday, December 22, 2003 at 1597 North Main Street, North Canton, Ohio 44720, and at any adjournment thereof (the “Annual Meeting”), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is December 1, 2003. Stockholders should review the information provided herein in conjunction with the Company’s 2002 Annual Report, which was filed with the Securities and Exchange Commission on March 31, 2003 and revised on April 24, 2003 and enclosed herein. The Company’s principal executive offices are located at 1597 North Main Street, North Canton, Ohio 44720, and its telephone number is (330) 305-1352.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: W. Russell Smith III, Hartville Group, Inc., 1597 North Main Street, North Canton, Ohio 44720.

PURPOSE OF THE MEETING

At the Annual Meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2004 or until his successor is duly elected and qualified; and

(2)	To ratify the appointment of Terance L. Kelley, as the Company’s independent certified public accountant for the fiscal year ending December 31, 2003; and

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below, and (b) FOR the proposal to ratify the appointment of Terance L. Kelley, as the Company’s independent certified public accountant. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder’s shares will be voted in accordance with the specification so made.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

ABOUT THE COMPANY

Hartville Group, Inc. (“the Company”) is a holding company formed in the State of Nevada whose wholly-owned subsidiaries include Hartville Insurance Company, Ltd (“Hartville”) and Petsmarketing Insurance.com Agency, Inc. (“Agency”). Hartville is a reinsurance company that is registered in the Cayman Islands, British West Indies. Hartville was formed to reinsure pet health insurance that is currently being marketed by the Agency.

The Agency is primarily a marketing/administration company concentrating on the sale of its proprietary health insurance plans for domestic pets. Its business plan calls for introducing its product effectively and efficiently through a variety of distribution systems. The company presently accepts applications, underwrites and issues policies electronically. Petsmarketing, through its proprietary policy fulfillment system - PUPPS- has the capability to provide online quotes, generate specific applications, approve applications, issue policies, and monitor claim trends on a proactive basis. This capability enables the company to effectively manage and control losses. Also, having the ability to recognize loss trends early enables the company to amend underwriting guidelines quickly, thereby controlling and delivering appropriate underwriting margins.

Hartville takes a quota share participation on the pet health insurance originated by the Agency. The product, known as the Petshealth Care Plan works like most major medical plans for people. The plan pays eighty (80) percent of all veterinary costs and medications received for any covered illness or injury (accident) following the annual deductible of $100 per pet. Selected plans provide coverage for routine vaccinations, heartworm testing and flea preventive medications, dental cleanings, and all plans cover the cost to spay or neuter a pet. Pet owners are free to use any veterinarian in the United States and all plans provide a thirty-day risk free trial. In the event that a policyholder is not completely satisfied with the plan and if they have not filed a claim, they can return the policy within thirty days for a full refund (flat cancellation).

There are three plans offered, Basic, Value, and Choice, and they have the following per incident and policy limits, respectively:

Basic	$1,500/$8,000
Value	$3,500/$11,000
Choice	$5,000/$13,000

The current offering (policy) is restricted to only dogs and cats.

The Agency is licensed in 47 states and has filed applications with another 3 states with the objective to receive authorization to act as insurance agency in all 50 states of the United States.

Pet health insurance coverage has been successfully marketed in Europe for many years. The Company plans to follow the proven practices of the European market. The management has carefully researched the available market and has concluded that there is a significant demand in the U.S. for companion pet health insurance.

Studies by the American Veterinary Medical Association (AVMA), veterinary colleges, and market researchers have concluded there is a demand among pet owners and veterinarians for affordable,

comprehensive pet health insurance. Articles in veterinary journals and consumer publications reinforce this demand and the high intrinsic value pet owners place on protecting their human-to-companion pet bonding.

To management’s knowledge, the U.S. has the largest population of companion animals in the world. Pets occupy an important place in more than 60% of all U.S. households. Management estimates that there are more than 112 million dogs and cats in the U.S. Management further estimates that, as a market, owners of companion pets include over 58 million (6 out of 10 households), and their numbers are growing. To management’s knowledge, each year consumers in this market spend more than $10.1 billion for the care of their pets.

Increasingly, companion animals are considered by their owners as “members of the family”. The American Animal Hospital Association (AAHA) reports that 81 percent of pet owners think of their pets as family members or even “children”. With growing frequency, young professionals, childless couples, “empty nesters”, and senior citizens report that they depend on their pets for companionship and emotional bonding.

A study conducted by the University of Nevada in 1995, entitled An Analysis of Pet Health Care Insurance concluded, “over half of U.S. pet owning households were willing to purchase health insurance for their pets.” The Wall Street Journal reported in early 1996 that hundreds of thousands of pet owners willingly pay “insurance premiums to ensure that their animals get first-rate health care coverage.”

Most HMO or “discount” plans are normally restricted to a limited number of local veterinary practices. Pet owners must patronize only those practices. The HMO-type plan is not portable to other veterinary practices or other parts of the U.S. when the owner is transferred or traveling, or if the owner has different veterinarian specialist needs for one of their pets. The number of participating veterinarians is relatively small. They are located primarily in the affluent suburbs. Such limited and local geographic plans emerged because of an absence of insurance alternatives. Pet owners continue to voice a strong demand for comprehensive veterinary health insurance coverage and the freedom to choose their own veterinarians, not unlike their own human health care needs.

History

Hartville Group, Inc. was incorporated in the State of Nevada on February 1, 2001 as a holding company of Petsmarketing Insurance.com Agency, Inc., incorporated in the state of Ohio on March 31, 2000, which sells sickness and accident policies for domestic household pets, and for Hartville Insurance Company, LTD, which was incorporated in the Cayman Islands on October 19, 2001 and holds a restricted class B Insurer’s License under the law of the Cayman Islands.

On February 1, 2002, Petsmarketing, Inc. transferred its entire interest in Petsmarketing Insurance.Com Agency, Inc. to Hartville Group, Inc. in exchange for 1,500,000 shares of Hartville Group. Also at the same time Petsmarketing, Inc. transferred its entire interest in Hartville Insurance Company, LTD (a Cayman Island Corporation) to Hartville Group Inc. in exchange for 500,000 shares of Hartville Group. When the transfer was complete Petsmarketing, Inc. owned 2,000,000 of the 2,001,000 shares outstanding of Hartville Group, Inc., thereby making Hartville Group, Inc. a subsidiary of Petsmarketing, Inc. On or about April 1, 2001, Hartville Group, Inc. loaned $48,107.83 to Petsmarketing, Inc., which changed its name to PS Management Holdings, Inc. on May 15, 2002. On September 6, 2002, by mutual agreement between Hartville Group, Inc. and PS Management Holdings, Inc., on September 6, 2002, PS Management Holdings, Inc. returned 1,750,000 shares of Hartville Group to Hartville Group for cancellation as payment of the debt. On September 5, 2002, Whiskers, Inc. acquired 2,000,000 shares of Hartville Group, Inc. from Hartville Group, Inc. in consideration for $50,000.

On September 9, 2002, Hartville Group, Inc. changed its name to Hartville Equestrian, Inc. The registrant, formerly Venturelist.com, Inc., changed its name to Hartville Group, Inc. on September 9, 2002. On September 12, 2002, Hartville Group, Inc., formerly Venturelist.com, Inc., acquired 100% of the issued and outstanding shares of Hartville Equestrian, Inc., formerly Hartville Group, Inc. in exchange for 2,251,000 post forward split shares of the registrant’s common stock.

Government Regulation and Licenses

Most aspects of Hartville Group’s operations are regulated by government agencies. Each state of the United States of America regulates the conduct of Insurance business within its borders. This is done by the Department of Insurance, a subdivision of the State Government. The Department sets forth the policies of insurance that may be sold in the state and licenses all people that sell policies. Hartville Group’s 100% owned subsidiary Petsmarketing Insurance.Com agency is licensed by 47 State Departments of Insurance.

Hartville Group’s 100% owned subsidiary Hartville Insurance Company, Ltd is licensed as a reinsurance company by the government—Monetary Authority—of the Cayman Islands, British West Indies. The government regulates the kind of policies the company may reinsure, who may manage the company, the way the finances of the company are maintained, and the way the resources of the company may be invested. The company contracts with Caledonian Insurance Services Limited, a division of Caledonian Bank, to provide insurance management services for Hartville Insurance Company, Ltd.

The Competition

Hartville Group, Inc.’s major competitors are Veterinary Pet Insurance (VPI) and Pet Care. VPI has by far the largest position with an estimated 78% of the insurance market in the United States with premium revenue of approximately $34.4 million and 172,000 policies. In comparison, Petsmarketing has developed $8.3mm of written premium in the last 6 years and has 27,923 active policies. VPI is 65% owned by Scottsdale Insurance Company, which in turn is a wholly owned subsidiary of Nationwide Mutual Insurance Company. Pet Care Insurance is underwritten by Lincoln National Insurance Company. Other competitors include Companion Care and Blue Paw.

Recent Events

On February 19, 2003, Hartville Group, Inc. and its wholly-owned subsidiary Petsmarketing Insurance.com Agency, Inc. executed a promissory note to Samir Financial II, L.L.C. in the principal sum of $3,000,000 plus interest at 30% per year, with interest payments due monthly. The promissory note is due on February 19, 2004. Nine months of interest, $675,000, was prepaid out of the funds loaned to Hartville Group, Inc. and Petsmarketing Insurance.com Agency, Inc. In addition, Samir Financial, II was paid a closing fee of $325,000 which was also paid out of the funds loaned to Hartville Group and Petsmarketing Insurance.com Agency and Samir Financial receives a monitoring and collateral management fee of $3,000 per month. In connection with the loan, Samir Financial II, L.L.C. was granted a four year warrant to purchase 300,000 shares of Hartville common stock at an exercise price of $.83 per share. As security for the payment and performance of Hartville and Petsmarketing, Hartville and Petsmarketing executed a Loan and Security Agreement covering all now owned and hereafter acquired personal property. In addition, W. Russell Smith III, Hartville’s president, and Whiskers, Inc., Hartville’s largest shareholder, personally guaranteed the payment of the promissory note. Whiskers, Inc. also entered into a stock pledge agreement whereby it pledged its stock to Samir Financial to guarantee the repayment of the promissory note. Hartville and Petsmarketing may extend the term of the promissory note for an additional year in consideration for a $250,000 renewal fee.

On October 20, 2003, Hartville Group, Inc. completed a five million dollar ($5,000,000) private placement of its securities. Part of the proceeds of this private placement satisfied all outstanding obligations of the promissory note owing to Samir Financial II, L.L.C. In addition, Hartville Group, Inc. cancelled its authorized preferred stock (of which none were issued and outstanding).

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Bulletin Board under the symbol “HTVL.OB.” Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on November 14, 2003 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein there are 10,113,157 shares of Common Stock, $.001 par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The appointment of Terance L. Kelley as the Company’s independent certified public accountant for the fiscal year ending December 31, 2003, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company’s principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of November 7, 2003 by: (i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT OF OWNERSHIP(2)		PERCENTAGE OF CLASS(3)
W. Russell Smith III (4)	1,000,000		10%

Dr. Tomas Neuzil (5)	-0-		0.00%

Robert L. Cashman (6)	1,000.01%

Robert L. Cashman Trustee	1,000,000		10%

Roger A. Kimmel, Jr. (7)	-0-		0.00%

All directors and executive officers as a group (4 persons)	2,001,000		20%

Barron Partners, LP 730 Fifth Avenue, 9th Floor, New York, NY 10019	3,842,105	(8)	38%

Summit Financial Partners, LLC 510 E. 96th Street Suite 125 Indianapolis, IN 46240	500,000		5%

(1) Unless otherwise indicated, the address of each beneficial owner is 1597 North Main Street, North Canton, Ohio 44720.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof.

(3) Based on 10,114,732 issued and outstanding as of the date hereof.

(4) W. Russell Smith III is the President and Chairman of the Board of Directors.

(5) Dr. Tomas Neuzil is a Director.

(6) Robert L. Cashman will not be standing for re-election to the Board of Directors and resigned as a director on November 7, 2003.

(7) Roger A. Kimmel, Jr. was appointed as a director on November 7, 2003.

(8) Does not include options to purchase 1,921,053 shares of common stock.

BOARD OF DIRECTORS

The current Board of Directors consists of W. Russell Smith III, Dr. Tomas Neuzil, and Roger A. Kimmel, Jr.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has two committees: the Audit Committee and the Compensation and Investment Committee. At this time, there are no members of either Committee and the acts of the Committees are performed by the Board of Directors.

The principal functions of the Audit Committee is to recommend the annual appointment of the Company’s auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company’s operating results and to review the Company’s internal control procedures. The Investment and Compensation Committee reviews and recommends investments, compensation and benefits for the executives of the Company as well as explore acquisition candidates for the Company. During the year ended December 31, 2002, the Company’s Board of Directors held two meetings.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid by the Company to the President and compensation to named executive officer’s that exceeds $100,000:

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation
Name						Awards		Payouts
	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
W. Russell Smith III	2003	45,000	(1)	-0-	-0-	-0-	-0-	-0-	-0-
President	2002	59,000	(1)	-0-	-0-	-0-	-0-	-0-	-0-
Director	2001	-0-		-0-	-0-	-0-	-0-	-0-	-0-

(1) Mr. Smith was paid by Petsmarketing Insurance.com Agency, Inc., a wholly-owned subsidiary.

The Company has no employment contracts. The company does not have a bonus or stock option plan at this time. Officers and directors are elected annually.

Because no options, stock appreciation rights or Long-Term Incentive Plans have been granted to any of the executive officers as of December 31, 2002, the information and tables otherwise required by this Item which relate to such forms of compensation has been omitted.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company’s outstanding Common Stock, file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, as of December 31, 2002, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The following table shows the fees that the Company paid or accrued for the audit and other services provided by the Company’s audits for fiscal years 2003 and 2002. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of the Company’s auditors and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company’s independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Type of Fee	2003*	2002
Audit Fees	$10,625	$10,500
Audit-Related Fees	750	1,218
Tax Fees	2,912	2,768
All Other Fees	0	4,725
Total	$14,287	$19,211
*to November 7, 2003

Audit Fees

This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements for the fiscal years.

Audit-Related Fees

This category consists of assurance and related services by the Company’s auditors that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include other accounting, consulting and employee benefit plan audits.

Tax Fees

This category consists of professional services rendered by the Company’s auditors for tax preparation and tax compliance.

All Other Fees

This category consists of services rendered by the Company’s auditors for technical tax advice in fiscal years 2003 and 2002.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, one director is to be elected to hold office until the next Annual Meeting of Stockholders and until his successor has been elected and qualified. The one nominee for election as directors is Francis O’Donnell. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominee. Should the nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominee named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE	POSITION
W. Russell Smith III	40	Chairman of the Board, President
Dr. Tomas Neuzil	57	Director, Secretary
Roger A. Kimmel, Jr.	49	Director

W. Russell Smith III

W. Russell Smith III has served as our President and Chairman of the Board of Directors since our incorporation. Since April 2000, Mr. Smith has served as the President of Pets Marketing Insurance.com Agency. From June 1995 through April 2000, Mr. Smith served as the President of Pets Health Insurance Agency, Inc. Mr. Smith is a licensed insurance broker is an experienced bank executive with over thirteen years in the consumer financial services industry. Mr. Smith developed the concept of insuring household pets (dogs and cats) and has been active in the pet insurance business for the last eight years. Mr. Smith is active in all aspects of the operation of the business and is the primary driving force behind our operations. He is experienced in directing the policy enrollment, insurance administration, insurance claims management and database information systems. Additionally, Mr. Smith maintains the requisite insurance licenses as Managing Agent, TPA for our company. Mr. Smith is an experienced financial executive with over 13-years in the financial services industry and is a Summa Cum Laude graduate from Florida Metropolitan University with an MBA in business/accountancy. He also holds a BA in Business/Finance from Eckerd College.

Dr. Tomas Neuzil

Dr. Neuzil has served as our director since our incorporation. Dr. Neuzil is a licensed veterinarian with 12-years practice experience in an accredited American Animal Hospital Association (AAHA) hospital. From June 1999 through April 2000, Dr. Neuzil was the veterinarian for Pets Health Insurance Agency. Dr. Neuzil has 15 years of experience as director of a state and national veterinary medical association. In addition, Dr. Neuzil was formerly the president of the American Society of Veterinary Medical Association Executives. Dr. Neuzil directs the marketing programs within the veterinary medical profession. Furthermore, he oversees all aspects of the claims department. Dr. Neuzil received a Doctorate Degree in Veterinary Medicine from Iowa State University.

Roger A. Kimmel, Jr.

Roger A. Kimmel, Jr. was appointed to our Board of Directors on November 7, 2003. Since founding the law firm of Kimmel, Lembright & Bosco in 1975, Mr. Kimmel has engaged in a general corporate practice including areas of public offerings and the private placements of securities, stock and asset acquisition, mergers and acquisitions, representation of closely held businesses, federal and state securities laws compliance matters, corporate governance and other related securities issues. Mr. Kimmel was admitted to practice law in Ohio in 1972, received his BS at Ohio University and his JD at Cleveland-Marshall College of Law.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and serve for one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S ANNUAL MEETING OF STOCKHOLDERS IN 2004 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Terance L. Kelley, as the Company’s independent certified public accountants for the fiscal year ending December 31, 2003. Terance L. Kelley is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Terance L. Kelley.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF TERANCE L. KELLEY AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31, 2002, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2002 on Form 10-KSB with the SEC. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2002 (attached hereto).

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2004 and have it included in our proxy statement must submit the proposal in writing to W. Russell Smith III, at 1597 North Main Street, North Canton, Ohio 44720. We must receive the proposal no later than May 1, 2004.

Shareholders intending to present a proposal at the Annual Meeting in 2004, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2004 no later than May 1, 2004. If the notice is after May 1, 2004, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2004. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/    W. Russell Smith III

W. RUSSELL SMITH III

President and Director

North Canton, Ohio

November 7, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

HARTVILLE GROUP, INC.

PROXY — ANNUAL MEETING OF SHAREHOLDERS — December 22, 2003

The undersigned, revoking all previous proxies, hereby appoint(s) W. Russell Smith III as Proxy, with full power of substitution, to represent and to vote all Common Stock of Hartville Group, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held in Coral Springs, on Monday, December 22, 2003, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1.	ELECTION OF DIRECTORS, Nominee:	W. Russell Smith III
Dr. Tomas Neuzil
Roger A. Kimmel, Jr.

☐ FOR ALL NOMINEE LISTED (Except as specified here: )

OR

☐ WITHHOLDING AUTHORITY to vote for the nominee listed above

2.	Proposal to Ratify the Appointment of Independent Auditor.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Dated , 2003
(Print Name)	(Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer’s or other person’s title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.